                                                                    Exhibit 99.5

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[312,231,000] (APPROXIMATE)
                                      OWNIT

                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-2

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                               FEBRUARY [27], 2006

                              [MERRILL LYNCH LOGO]

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

AGGREGATE MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal
Balance                                              $187,524,548
Aggregate Original Principal
Balance                                              $187,532,937
Number of Mortgage Loans                                 782

                                      MINIMUM           MAXIMUM            AVERAGE (1)
                                      -------           -------            -----------
Original Principal Balance           $49,900           $682,400             $239,812
Outstanding Principal Balance        $49,900           $682,400             $239,801

                                      MINIMUM          MAXIMUM          WEIGHTED AVERAGE(2)
                                      -------          -------          -------------------
Original Term (mos)                    360               360                  360
Stated remaining Term (mos)            353               360                  357
Loan Age (mos)                          0                 7                    3
Current Interest Rate                 5.250%            9.500%               7.013%
Initial Interest Rate Cap(4)          3.000%            3.000%               3.000%
Periodic Rate Cap(4)                  1.000%            1.000%               1.000%
Gross Margin(4)                       4.250%            8.500%               6.041%
Maximum Mortgage Rate(4)             11.250%           15.500%              12.994%
Minimum Mortgage Rate(4)              5.250%            9.500%               6.994%
Months to Roll(4)                       17                58                   24
Original Loan-to-Value                28.85%           100.00%               80.18%
Credit Score (3)                       539               809                  640

                                     EARLIEST           LATEST
                                     --------           ------
Maturity Date                       07/01/2035        02/01/2036

                                   PERCENT OF                             PERCENT OF
LIEN POSITION                    MORTGAGE POOL   YEAR OF ORIGINATION     MORTGAGE POOL
-------------                    -------------   -------------------     -------------
1st Lien                             100.00%             2005                99.11%
                                                         2006                 0.89


OCCUPANCY
Primary                                   97.48%
Second Home                                0.10
Investment                                 2.41

LOAN TYPE
Fixed Rate                                 8.67%
ARM                                       91.33

AMORTIZATION TYPE
Fully Amortizing                           0.00%
Interest Only                            100.00
Balloon                                      --

LOAN PURPOSE
Purchase                                  62.54%
Refinance - Rate/Term                      3.07
Refinance - Cashout                       34.39

PROPERTY TYPE
Single Family                            75.27%
Planned Unit
Development                               16.09
Condominium                                7.74
Two- to Four-Family                        0.91

(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Minimum and Weighting only for loans with scores.

(4)   ARM Loans only

MORTGAGE RATES

                    NUMBER      AGGREGATE                                 WEIGHTED     AVERAGE      WEIGHTED
                      OF        PRINCIPAL        PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE     PERCENT
RANGE OF           MORTGAGE      BALANCE          MORTGAGE      AVERAGE    CREDIT      BALANCE      ORIGINAL     FULL       PERCENT
MORTGAGE RATES      LOANS      OUTSTANDING          POOL        COUPON     SCORE     OUTSTANDING      LTV         DOC         IO
--------------      -----      -----------          ----        ------     -----     -----------      ---         ---         --
5.500% or less          6          $999,550         0.53%       5.369%      622       $166,592       79.99%     100.00%     100.00%
5.501% to 6.000%      112        32,902,603        17.55        5.901       650        293,773       77.87       95.77      100.00
6.001% to 6.500%      102        28,777,097        15.35        6.318       633        282,128       79.71       94.67      100.00
6.501% to 7.000%      166        41,265,599        22.01        6.841       647        248,588       79.46       85.54      100.00
7.001% to 7.500%      168        37,435,405        19.96        7.319       641        222,830       80.30       78.27      100.00
7.501% to 8.000%      112        24,603,244        13.12        7.811       636        219,672       81.93       77.68      100.00
8.001% to 8.500%       56        10,841,938         5.78        8.283       624        193,606       82.03       71.41      100.00
8.501% to 9.000%       46         8,826,246         4.71        8.831       625        191,875       84.43       66.14      100.00
9.001% to 9.500%       14         1,872,866         1.00        9.370       611        133,776       88.13       67.49      100.00
TOTAL:                782      $187,524,548       100.00%       7.013%      640       $239,801       80.18%      84.42%     100.00%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.250% per annum to 9.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.013% per annum.

REMAINING MONTHS TO STATED MATURITY

                      NUMBER       AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED
                        OF         PRINCIPAL       PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE     PERCENT
RANGE OF REMAINING   MORTGAGE       BALANCE         MORTGAGE     AVERAGE    CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
TERMS (MONTHS)        LOANS       OUTSTANDING         POOL       COUPON     SCORE     OUTSTANDING      LTV         DOC       IO
--------------        -----       -----------         ----       ------     -----     -----------      ---         ---       --
349 to 360             782        187,524,548        1.00        0.070       640         239,801       0.80       0.84       1.00
TOTAL:                 782       $187,524,548      100.00%       7.013%      640        $239,801      80.18%     84.42%    100.00%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 353 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 357 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER      AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                               OF        PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
RANGE OF ORIGINAL MORTGAGE  MORTGAGE      BALANCE      MORTGAGE      AVERAGE    CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
LOAN PRINCIPAL BALANCES      LOANS      OUTSTANDING      POOL        COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
-----------------------      -----      -----------      ----        ------     -----     -----------     ---        ---       --
$50,000 or less                  1          $49,900      0.03%       9.500%      677        $49,900      79.97%     0.00%    100.00%
$50,001 to $100,000             91        7,771,598      4.14        7.633       623         85,402      83.64     97.66     100.00
$100,001 to $150,000           170       21,180,067     11.29        7.289       629        124,589      81.16     94.52     100.00
$150,001 to $200,000           137       24,085,340     12.84        7.171       631        175,805      80.60     93.19     100.00
$200,001 to $250,000            87       19,564,385     10.43        6.979       629        224,878      79.45     87.11     100.00
$250,001 to $300,000            70       19,174,905     10.23        7.088       631        273,927      79.77     76.53     100.00
$300,001 to $350,000            59       19,086,143     10.18        6.820       650        323,494      79.57     79.61     100.00
$350,001 to $400,000            44       16,432,953      8.76        6.916       632        373,476      79.58     84.02     100.00
$400,001 to $450,000            46       19,491,222     10.39        6.865       652        423,722      80.26     69.43     100.00
$450,001 to $500,000            31       14,784,786      7.88        6.811       653        476,929      81.15     81.03     100.00
$500,001 to $550,000            21       10,942,081      5.84        6.944       665        521,051      80.13     76.07     100.00
$550,001 to $600,000            16        9,169,610      4.89        6.578       632        573,101      80.15    100.00     100.00
$600,001 to $650,000             7        4,441,657      2.37        7.057       693        634,522      74.58     71.70     100.00
$650,001 to $700,000             2        1,349,900      0.72        7.254       630        674,950      77.53    100.00     100.00
TOTAL:                         782     $187,524,548    100.00%       7.013%      640       $239,801      80.18%    84.42%    100.00%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $49,900 to approximately $682,400 and the average outstanding principal balance of the Mortgage Loans was approximately $239,801.

PRODUCT TYPES

                        NUMBER      AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                          OF        PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE     PERCENT
                       MORTGAGE      BALANCE        MORTGAGE     AVERAGE    CREDIT      BALANCE      ORIGINAL     FULL       PERCENT
PRODUCT TYPES           LOANS      OUTSTANDING        POOL       COUPON     SCORE     OUTSTANDING      LTV         DOC         IO
-------------           -----      -----------        ----       ------     -----     -----------      ---         ---         --
30 Year Fixed Loans       81        16,263,456         0.09       0.072       646       200,783        0.80        1.00        1.00
2/28 LIBOR Loans         573       143,305,872        76.42       7.035       639       250,098       80.17       80.59      100.00
3/27 LIBOR Loans         104        21,892,299        11.67       6.888       635       210,503       81.79       96.03      100.00
4/26 LIBOR Loans           2           270,250         0.14       6.500       693       135,125       81.17       58.56      100.00
5/25 LIBOR Loans          22         5,792,671         3.09       6.391       658       263,303       73.69       92.86      100.00
TOTAL:                   782      $187,524,548       100.00%      7.013%      640      $239,801       80.18%      84.42%     100.00%

AMORTIZATION TYPE

                           NUMBER      AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED
                             OF        PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE     PERCENT
                          MORTGAGE      BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
ADJUSTMENT TYPE            LOANS      OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING      LTV         DOC       IO
---------------            -----      -----------       ----       ------     -----     -----------      ---         ---       --
60 Month Interest-Only      701       171,261,092        0.91       0.070      639         244,310       0.80       0.83       1.00
120 Month Interest-Only      81        16,263,456        8.67       7.215      646         200,783      80.41     100.00     100.00
TOTAL:                      782      $187,524,548     100.00%       7.013%     640        $239,801      80.18%     84.42%    100.00%

ADJUSTMENT TYPE

                      NUMBER      AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED
                        OF        PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE     PERCENT
                     MORTGAGE      BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE      ORIGINAL     FULL       PERCENT
ADJUSTMENT TYPE       LOANS      OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING      LTV         DOC         IO
---                     ---     ------------      ------      ------       ---       --------      ------      ------     -------

ARM                     701     $171,261,092      91.33%      6.994%       639       $244,310      80.16%      82.94%     100.00%
Fixed Rate               81       16,263,456       8.67       7.215        646        200,783      80.41      100.00      100.00
TOTAL:                  782     $187,524,548     100.00%      7.013%       640       $239,801      80.18%      84.42%     100.00%

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                     NUMBER      AGGREGATE                                  WEIGHTED     AVERAGE      WEIGHTED
                       OF        PRINCIPAL       PERCENT OF      WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE     PERCENT
GEOGRAPHIC          MORTGAGE      BALANCE         MORTGAGE        AVERAGE    CREDIT      BALANCE      ORIGINAL     FULL      PERCENT
DISTRIBUTION         LOANS      OUTSTANDING         POOL          COUPON     SCORE     OUTSTANDING      LTV         DOC        IO
------------         -----      -----------         ----          ------     -----     -----------      ---         ---        --
Arizona                30        $5,898,292         3.15%          7.258%     654        $196,610      77.29%      90.33%    100.00%
California            311       107,849,923        57.51           6.803      647         346,784      79.03       78.66     100.00
Colorado               39         7,136,286         3.81           6.737      632         182,982      80.49       89.42     100.00
Florida                19         5,094,550         2.72           7.658      641         268,134      79.04       76.17     100.00
Georgia                59         8,250,083         4.40           7.220      627         139,832      81.51      100.00     100.00
Idaho                  19         2,332,349         1.24           7.513      632         122,755      79.07       97.86     100.00
Indiana                 4           980,948         0.52           7.459      609         245,237      82.53      100.00     100.00
Iowa                    1            90,300         0.05           8.375      618          90,300     100.00      100.00     100.00
Kansas                  6         1,039,000         0.55           7.502      630         173,167      80.19      100.00     100.00
Kentucky               10         1,047,849         0.56           7.446      622         104,785      82.10      100.00     100.00
Michigan               18         2,311,949         1.23           7.896      607         128,442      88.39       95.64     100.00
Minnesota              13         2,499,197         1.33           6.723      622         192,246      80.71      100.00     100.00
Missouri                7           754,700         0.40           7.356      619         107,814      83.84      100.00     100.00
Nebraska                2           203,350         0.11           6.990      626         101,675      77.69      100.00     100.00
Nevada                 11         3,166,994         1.69           7.172      637         287,909      79.12       70.84     100.00
New Jersey              1           264,500         0.14           8.000      692         264,500      94.46      100.00     100.00
North Carolina         15         2,159,597         1.15           7.118      616         143,973      78.95      100.00     100.00
Ohio                   91        12,259,531         6.54           7.630      621         134,720      86.47       95.90     100.00
Oregon                 22         4,409,547         2.35           7.193      642         200,434      81.14       83.66     100.00
Pennsylvania            1           216,000         0.12           6.875      637         216,000      80.00      100.00     100.00
South Carolina          8         1,345,200         0.72           7.994      620         168,150      88.28      100.00     100.00
Tennessee               9         1,097,300         0.59           7.409      636         121,922      80.06      100.00     100.00
Utah                   17         2,653,398         1.41           6.955      640         156,082      81.01       96.60     100.00
Washington             60        13,160,445         7.02           7.187      631         219,341      81.24       90.34     100.00
Wisconsin               8         1,227,260         0.65           7.556      617         153,408      81.83      100.00     100.00
Wyoming                 1            76,000         0.04           6.875      609          76,000      80.00      100.00     100.00
TOTAL:                782      $187,524,548       100.00%          7.013%     640        $239,801      80.18%      84.42%    100.00%

No more than approximately 1.34% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                        NUMBER      AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                          OF        PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE     PERCENT
RANGE OF ORIGINAL      MORTGAGE      BALANCE        MORTGAGE     AVERAGE    CREDIT      BALANCE      ORIGINAL     FULL       PERCENT
LOAN-TO-VALUE RATIOS    LOANS      OUTSTANDING        POOL       COUPON     SCORE     OUTSTANDING      LTV         DOC         IO
--------------------    -----      -----------        ----       ------     -----     -----------      ---         ---         --
50.00% or less             5          $918,547        0.49%      6.905%      619        $183,709       42.13%    100.00%     100.00%
50.01% to 55.00%           2           724,500        0.39       6.572       610         362,250       51.98     100.00      100.00
55.01% to 60.00%           4           936,500        0.50       7.756       610         234,125       57.39      32.19      100.00
60.01% to 65.00%           6         1,968,985        1.05       7.197       626         328,164       63.24      67.04      100.00
65.01% to 70.00%          10         2,765,082        1.47       6.752       634         276,508       69.31      92.94      100.00
70.01% to 75.00%         169        46,349,612       24.72       6.920       657         274,258       74.89      70.00      100.00
75.01% to 80.00%         427        97,850,202       52.18       6.906       639         229,157       79.95      85.87      100.00
80.01% to 85.00%          29         7,465,761        3.98       6.954       627         257,440       84.50     100.00      100.00
85.01% to 90.00%          48        12,183,947        6.50       7.469       617         253,832       89.67     100.00      100.00
90.01% to 95.00%          47        11,948,853        6.37       7.315       631         254,231       94.68     100.00      100.00
95.01% to 100.00%         35         4,412,558        2.35       8.393       616         126,073       99.88     100.00      100.00
TOTAL:                   782      $187,524,548      100.00%      7.013%      640        $239,801       80.18%     84.42%     100.00%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 28.85% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 0.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 0.00%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 0.00%.

LOAN PURPOSE

                         NUMBER       AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED
                           OF         PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE     PERCENT
                        MORTGAGE       BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE      ORIGINAL     FULL      PERCENT
LOAN PURPOSE             LOANS       OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING      LTV         DOC        IO
------------             -----       -----------       ----       ------     -----     -----------      ---         ---        --
Purchase                    503     $117,271,318      62.54%       7.003%     646        $233,144      79.59%     79.38%     100.00%
Refinance - Cashout         258       64,497,130      34.39        7.028      627         249,989      81.29      93.62      100.00
Refinance - Rate Term        21        5,756,099       3.07        7.042      648         274,100      79.91      84.09      100.00
TOTAL:                      782     $187,524,548     100.00%       7.013%     640        $239,801      80.18%     84.42%     100.00%

PROPERTY TYPE

                           NUMBER       AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED
                             OF         PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE     PERCENT
                          MORTGAGE       BALANCE      MORTGAGE      AVERAGE    CREDIT      BALANCE      ORIGINAL     FULL    PERCENT
PROPERTY TYPE              LOANS       OUTSTANDING      POOL        COUPON     SCORE     OUTSTANDING      LTV         DOC      IO
-------------              -----       -----------      ----        ------     -----     -----------      ---         ---      --
Single Family                591      $141,151,134     75.27%       7.033%      640        $238,834      80.26%     83.45%   100.00%
Planned Unit Development     121        30,168,549     16.09        7.002       633         249,327      80.33      91.88    100.00
Condominium                   64        14,506,068      7.74        6.878       646         226,657      79.14      80.22    100.00
Two- to Four-Family            6         1,698,797      0.91        6.695       665         283,133      80.00      68.99    100.00
TOTAL:                       782      $187,524,548    100.00%       7.013%      640        $239,801      80.18%     84.42%   100.00%


                             NUMBER     AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED
                               OF       PRINCIPAL      PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE     PERCENT
                            MORTGAGE     BALANCE        MORTGAGE    AVERAGE    CREDIT      BALANCE      ORIGINAL     FULL    PERCENT
DOCUMENTATION                LOANS     OUTSTANDING        POOL      COUPON     SCORE     OUTSTANDING      LTV         DOC      IO
-------------                -----     -----------        ----      ------     -----     -----------      ---         ---      --
Full Documentation             573     $125,450,275       66.90%     6.900%     630       $218,936       80.86%    100.00%   100.00%
Full Documentation - Bank
Statements                     114       32,863,600       17.52      6.994      632        288,277       80.71     100.00    100.00
No Income Verification          76       24,405,041       13.01      7.655      695        321,119       76.37       0.00    100.00
Limited Income Verification     19        4,805,633        2.56      6.833      669        252,928       78.34       0.00    100.00
TOTAL:                         782     $187,524,548      100.00%     7.013%     640       $239,801       80.18%     84.42%   100.00%

OCCUPANCY

                     NUMBER       AGGREGATE                                WEIGHTED     AVERAGE      WEIGHTED
                       OF         PRINCIPAL       PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE     PERCENT
                    MORTGAGE       BALANCE         MORTGAGE      AVERAGE    CREDIT      BALANCE      ORIGINAL     FULL       PERCENT
OCCUPANCY            LOANS       OUTSTANDING         POOL        COUPON     SCORE     OUTSTANDING      LTV         DOC         IO
---------            -----       -----------         ----        ------     -----     -----------      ---         ---         --
Primary               758       $182,807,076        97.48%        6.996%     640        $241,170      80.15%      84.25%     100.00%
Investment             23          4,524,872         2.41         7.678      643         196,734      80.96       90.88      100.00
Second Home             1            192,600         0.10         7.250      649         192,600      90.00      100.00      100.00
TOTAL:                782       $187,524,548       100.00%        7.013%     640        $239,801      80.18%      84.42%     100.00%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                         NUMBER       AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED
                           OF         PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
MORTGAGE LOANS AGE      MORTGAGE       BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE      ORIGINAL    FULL     PERCENT
(MONTHS)                 LOANS       OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING      LTV        DOC       IO
--------                 -----       -----------       ----       ------     -----     -----------      ---        ---       --
0                            3          $716,750        0.38%      7.888%     671        $238,917      82.85%    100.00%   100.00%
1                          207        47,512,749       25.34       7.795      648         229,530      78.12      64.99    100.00
2                          226        50,902,392       27.14       7.131      645         225,232      79.28      81.26    100.00
3                          159        40,338,988       21.51       6.722      643         253,704      81.40      93.72    100.00
4                          131        32,974,949       17.58       6.486      627         251,717      82.76      98.46    100.00
5                           50        13,799,520        7.36       6.034      613         275,990      80.85     100.00    100.00
6                            5         1,099,200        0.59       6.232      604         219,840      79.03     100.00    100.00
7                            1           180,000        0.10       5.250      619         180,000      79.97     100.00    100.00
TOTAL:                     782      $187,524,548      100.00%      7.013%     640        $239,801      80.18%     84.42%   100.00%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

ORIGINAL PREPAYMENT PENALTY TERM

                        NUMBER       AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                          OF         PRINCIPAL     PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE     PERCENT
ORIGINAL PREPAYMENT    MORTGAGE       BALANCE       MORTGAGE      AVERAGE    CREDIT      BALANCE      ORIGINAL     FULL      PERCENT
PENALTY TERM            LOANS       OUTSTANDING       POOL        COUPON     SCORE     OUTSTANDING      LTV         DOC        IO
------------            -----       -----------       ----        ------     -----     -----------      ---         ---        --
None                      109        $18,313,632      9.77%        7.449%     630        $168,015      81.19%      94.07%    100.00%
6 Months                    6          1,039,000      0.55         7.502      630         173,167      80.19      100.00     100.00
12 Months                  49         16,247,707      8.66         7.271      648         331,586      78.66       81.24     100.00
24 Months                 336         87,079,732     46.44         6.873      643         259,166      79.87       81.48     100.00
36 Months                 282         64,844,477     34.58         7.005      637         229,945      80.71       86.20     100.00
TOTAL:                    782       $187,524,548    100.00%        7.013%     640        $239,801      80.18%      84.42%    100.00%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.

CREDIT SCORES

                    NUMBER       AGGREGATE                                 WEIGHTED     AVERAGE      WEIGHTED
                      OF         PRINCIPAL      PERCENT OF      WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE     PERCENT
RANGE OF           MORTGAGE       BALANCE        MORTGAGE        AVERAGE    CREDIT      BALANCE      ORIGINAL     FULL       PERCENT
CREDIT SCORES       LOANS       OUTSTANDING        POOL          COUPON     SCORE     OUTSTANDING      LTV         DOC         IO
-------------       -----       -----------        ----          ------     -----     -----------      ---         ---         --
539 to 550              4           $745,150        0.40%         7.498%      542       $186,288      77.21%     100.00%     100.00%
551 to 575             15          2,868,000        1.53          7.975       566        191,200      80.03       95.06      100.00
576 to 600             93         21,336,606       11.38          7.456       592        229,426      79.75       98.22      100.00
601 to 625            304         67,562,644       36.03          6.891       612        222,246      81.37       98.17      100.00
626 to 650            156         33,942,920       18.10          6.955       639        217,583      81.39       93.62      100.00
651 to 675             84         22,355,993       11.92          7.131       660        266,143      79.13       69.18      100.00
676 to 700             63         17,919,696        9.56          6.954       686        284,440      78.85       58.68      100.00
701 to 725             27          9,256,289        4.94          6.788       711        342,826      77.00       56.75      100.00
726 to 750             21          6,512,900        3.47          6.815       736        310,138      77.42       32.62      100.00
751 to 775              9          2,799,149        1.49          6.686       764        311,017      77.98       65.16      100.00
776 to 800              4          1,623,200        0.87          7.591       781        405,800      80.00        0.00      100.00
801 to 809              2            602,000        0.32          5.961       808        301,000      67.25      100.00      100.00
TOTAL:                782       $187,524,548      100.00%         7.013%      640       $239,801      80.18%      84.42%     100.00%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 539 to 809 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 640.

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                     NUMBER       AGGREGATE                                WEIGHTED     AVERAGE      WEIGHTED
                       OF         PRINCIPAL     PERCENT OF      WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE     PERCENT
RANGE OF            MORTGAGE       BALANCE       MORTGAGE       AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL       PERCENT
GROSS MARGINS        LOANS       OUTSTANDING       POOL          COUPON     SCORE     OUTSTANDING      LTV         DOC         IO
-------------        -----       -----------       ----          ------     -----     -----------      ---         ---         --
4.001% to 4.500%         6         $999,550         0.58%        5.369%      622        $166,592      79.99%     100.00%     100.00%
4.501% to 5.000%        91       25,303,921        14.78         5.888       641         278,065      77.79       96.63      100.00
5.001% to 5.500%       100       28,651,773        16.73         6.253       630         286,518      79.93       92.77      100.00
5.501% to 6.000%       149       37,747,753        22.04         6.801       649         253,341      79.89       87.45      100.00
6.001% to 6.500%       156       35,835,475        20.92         7.272       640         229,715      80.05       79.13      100.00
6.501% to 7.000%       101       22,657,157        13.23         7.758       643         224,328      81.70       72.07      100.00
7.001% to 7.500%        48        9,572,276         5.59         8.189       622         199,422      81.93       70.49      100.00
7.501% to 8.000%        37        8,392,596         4.90         8.734       633         226,827      82.37       51.76      100.00
8.001% to 8.500%        13        2,100,591         1.23         9.258       621         161,584      85.37       58.59      100.00
TOTAL:                 701     $171,261,092       100.00%        6.994%      639        $244,310      80.16%      82.94%     100.00%

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.250% per annum to 8.500% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.041% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                        NUMBER       AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                          OF         PRINCIPAL     PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE     PERCENT
RANGE OF MAXIMUM       MORTGAGE       BALANCE       MORTGAGE      AVERAGE    CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
MORTGAGE RATES          LOANS       OUTSTANDING       POOL        COUPON     SCORE     OUTSTANDING      LTV         DOC       IO
--------------          -----       -----------       ----        ------     -----     -----------      ---         ---       --
11.500% or less             6          $999,550       0.58%        5.369%     622        $166,592      79.99%    100.00%    100.00%
11.501% to 12.000%        104        29,756,647      17.38         5.895      641         286,122      78.30      95.33     100.00
12.001% to 12.500%         93        26,705,897      15.59         6.311      632         287,160      79.79      94.26     100.00
12.501% to 13.000%        154        38,874,852      22.70         6.838      649         252,434      79.67      84.65     100.00
13.001% to 13.500%        152        34,154,825      19.94         7.317      642         224,703      80.10      76.19     100.00
13.501% to 14.000%         99        22,214,196      12.97         7.800      637         224,386      81.93      75.28     100.00
14.001% to 14.500%         47         9,581,688       5.59         8.278      625         203,866      81.74      67.65     100.00
14.501% to 15.000%         35         7,331,846       4.28         8.825      629         209,481      83.13      59.24     100.00
15.001% to 15.500%         11         1,641,591       0.96         9.392      611         149,236      86.46      62.91     100.00
TOTAL:                    701      $171,261,092     100.00%        6.994%     639        $244,310      80.16%     82.94%    100.00%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.250% per annum to 15.500% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.994% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                     NUMBER       AGGREGATE                                 WEIGHTED     AVERAGE      WEIGHTED
                       OF         PRINCIPAL      PERCENT OF      WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
NEXT RATE           MORTGAGE       BALANCE        MORTGAGE        AVERAGE    CREDIT      BALANCE      ORIGINAL    FULL      PERCENT
ADJUSTMENT DATE      LOANS       OUTSTANDING        POOL          COUPON     SCORE     OUTSTANDING      LTV        DOC        IO
---------------      -----       -----------        ----          ------     -----     -----------      ---        ---        --
July 2007                1           $180,000       0.11%         5.250%      619        $180,000      79.97%    100.00%    100.00%
August 2007              5          1,099,200       0.64          6.232       604         219,840      79.03     100.00     100.00
September 2007          45         12,491,200       7.29          6.015       612         277,582      80.71     100.00     100.00
October 2007           105         25,463,105      14.87          6.520       623         242,506      82.70      98.97     100.00
November 2007          105         27,754,276      16.21          6.759       632         264,326      81.95      91.28     100.00
December 2007          143         34,360,943      20.06          7.139       653         240,286      79.27      74.84     100.00
January 2008           166         41,240,399      24.08          7.776       651         248,436      77.99      60.02     100.00
February 2008            3            716,750       0.42          7.888       671         238,917      82.85     100.00     100.00
September 2008           4          1,003,320       0.59          6.278       626         250,830      85.48     100.00     100.00
October 2008            17          4,856,046       2.84          6.472       628         285,650      84.35      94.98     100.00
November 2008           22          5,053,234       2.95          6.705       647         229,692      82.42     100.00     100.00
December 2008           46          9,024,748       5.27          7.101       630         196,190      80.80      94.69     100.00
January 2009            15          1,954,950       1.14          7.726       652         130,330      76.47      92.55     100.00
October 2009             1            158,250       0.09          6.500       661         158,250      81.99     100.00     100.00
November 2009            1            112,000       0.07          6.500       738         112,000      80.00       0.00     100.00
September 2010           1            305,000       0.18          5.990       609         305,000      71.43     100.00     100.00
October 2010             6          1,695,299       0.99          5.933       662         282,550      77.47     100.00     100.00
November 2010            7          1,487,942       0.87          6.227       672         212,563      71.55     100.00     100.00
December 2010            8          2,304,430       1.35          6.887       652         288,054      72.58      82.05     100.00
TOTAL:                 701       $171,261,092     100.00%         6.994%      639        $244,310      80.16%     82.94%    100.00%